UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2021

SPX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6948	38-1016240
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6325 Ardrey Kell Road, Suite 400,
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (980) 474-3700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01	SPXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.    Completion of Acquisition or Disposition of Assets.
On October 1, 2021, SPX Corporation (the “Company”) completed the previously announced sale of SPX Transformer Solutions, Inc. (“Transformer Solutions”) pursuant to the terms of the Stock Purchase Agreement dated June 8, 2021 (the “Purchase Agreement”) with GE-Prolec Transformers, Inc. (the “Purchaser”) and Prolec GE Internacional, S. de R.L. de C.V. (the “Guarantor”). The Company has agreed to transfer all of the outstanding common stock of Transformer Solutions to the Purchaser for an aggregate cash purchase price of $645 million (the “Transaction”). The purchase price is subject to potential adjustment based on Transformer Solutions’ cash, debt and working capital on the date the Transaction was consummated, as well as for specified transaction expenses and other specified items.

As provided in the Purchase Agreement, the Company has agreed to indemnify the Purchaser for losses arising from certain breaches of the Purchase Agreement and other liabilities, subject to certain limitations. The Guarantor has provided a limited guarantee of certain obligations of the Purchaser under the Agreement. In connection with the closing of the Transaction, the parties also entered into certain ancillary agreements, including, among others, a transition services agreement.

The foregoing description of the Purchase Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Company's Form 8-K filed on June 9, 2021 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(b)                                 Pro forma financial information.

Unaudited Pro Forma Condensed Consolidated Financial Information of the Company, which reflects the disposition described in Item 2.01, is filed as Exhibit 99.1 hereto and is incorporated herein by reference. Because the business of Transformer Solutions was classified as a discontinued operation in the Company's financial statements included in its Form 10-Q for the period ended July 3, 2021, a pro forma condensed consolidated statement of operations for the six months ended July 3, 2021 is not provided.

(d)                                 Exhibits.

Exhibit Number	Description

2.1
Stock Purchase Agreement among SPX Corporation, SPX Transformer Solutions, Inc., GE Prolec Transformers, Inc. and Prolec GE Internacional, S. DE R.L. DE C.V. dated as of June 8, 2021, incorporated by reference from the Company's Current Report on Form 8-K filed on June 9, 2021 (File no. 1-6948)

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION
(Registrant)

Date: October 7, 2021	By:	/s/ James E. Harris
James E. Harris
Vice President, Chief Financial Officer and Treasurer